SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - July 12, 1996



                                    PSC Inc.
                                    --------
             (Exact name of Registrant as Specified in its Charter)


                                    New York
                                    --------
                 (State or other jurisdiction of Incorporation)

        0-9919                                           16-0969362
        ------                                           -----------
(Commission File Number)                      (IRS Employer Identification No.)


                    675 Basket Road, Webster, New York 14580
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (716) 265-1600
                                 --------------
              (Registrant's Telephone Number, including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)      Pro Forma financial information.

         See enclosed Pro Forma Consolidated Financial Data (Unaudited).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PSC Inc.
                                             Registrant)

         Date:    September 26, 1996       By: /s/ William J. Woodard
                                           William J. Woodard
                                           Vice President, Finance & Treasurer



         Date:   September 26, 1996        By: /s/ Scott D. Deverell
                                           Scott D. Deverell
                                           Controller

                      PRO FORMA CONSOLIDATED FINANCIAL DATA
                                   (UNAUDITED)

The following pro forma financial data of PSC Inc.(the Company) consists of (i) a pro forma consolidated balance sheet as of June 30, 1996, (ii) a pro forma consolidated statement of operations for the year ended December 31, 1995 and
(iii) a pro forma consolidated statement of operations for the six months ended June 30, 1996, collectively the pro forma statements.

The pro forma balance sheet as of June 30, 1996 combines the balance sheet of the Company as of June 30, 1996 and the balance sheet of the Data Capture Group of Spectra-Physics AB (Spectra) as of June 30, 1996 as adjusted for the acquisition on July 12, 1996 by the Company of certain of the assets and liabilities of Spectra. The pro forma balance sheet is presented as if the acquisition was consummated on June 30, 1996.

The unaudited pro forma consolidated statement of operations combines the historical consolidated statement of operations of the Company for the year ended December 31, 1995 and for the six months ended June 30, 1996 and the consolidated statement of operations of the Spectra for the year ended December 31, 1995 and for the six months ended June 30, 1996, as adjusted for the acquisition on July 12, 1996 by the Company of certain of the assets and liabilities of Spectra. The pro forma statement of operations is presented as if the acquisition was consummated on January 1, 1995.

The pro forma statements should be read in conjunction with the separate historical financial statements of Spectra and related notes, included herein and the historical consolidated financial statements of the Company, the related notes and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1995. The pro forma statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The pro forma statements do not purport to represent what the Company's financial position or results of operations would actually have been if the acquisition of Spectra had occurred at the beginning of the period indicated or project the Company's financial position or results of operations at any future date or for any future period.

                  The Data Capture Group of Spectra-Physics AB
                        Combined Statement of Operations
                          (Unaudited) - (in thousands)


                                                             Six Months Ended
                                                                 June 30
                                                          ---------------------
                                                              1996         1995
                                                          --------     --------
Net Sales ...........................................     $ 60,953     $ 47,182
Cost of Sales .......................................       33,451       29,531
                                                          --------     --------
      Gross Profit ..................................       27,502       17,651
Operating Expenses:
      Engineering, Research & Development ...........        4,328        3,621
      Selling, General and Administrative ...........       11,672        9,279
      Amortization of Acquisition
        Related Intangibles .........................          315       12,032
      Write-off of In-process Technology ............          464            0
      Corporate Overhead Allocation .................            0          163
                                                          --------     --------
      Income from operations ........................       10,723       (7,444)
Interest and other income/(expense), net ............           32         (481)
                                                          --------     --------
      Income/(Loss) before provision for
         (benefit from) income taxes ................       10,755       (7,925)
Income Tax Provision (Benefit) ......................        4,087       (3,012)
                                                          --------     --------
Net Income ..........................................     $  6,668     ($ 4,913)
                                                          ========      ========

Notes:

The accompanying consolidated financial statements have been prepared by the Data Capture Group of Spectra-Physics AB without audit. In the opinion of management, these financial statements include all adjustments necessary to present fairly the Data Capture Group of Spectra-Physics AB's financial position as of June 30, 1996, and the results of operations for the six months ended June 30, 1996 and 1995. The results of operations for the six months ended June 30, 1996 are not necessarily indicative of the results to be expected for the full year.

Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The accompanying financial statements should be read in conjunction with the financial statements and notes thereto included elsewhere in this report.



                          PSC Inc. and Subsidiaries
               and The Data Capture Group of Spectra-Physics AB
       1995 Fiscal Year Pro Forma Consolidated Statement of Operations
             (Unaudited) - (in thousands, except per share data)

                                                          Pro Forma
                                                         Adjustments
                                                          for the
                                  Company    Spectra     Acquisition Consolidated
                                  ---------  ---------   ---------   ----------
Net Sales .......................  $87,516   $101,627           0     $189,143
Cost of Sales ...................   50,634     60,188           0      110,822
                                  ---------  ---------   ---------   ----------
     Gross Profit ...............   36,882     41,439           0       78,321
Operating
Expenses:
     Engineering, Research &
     Development ................    4,962      7,856           0       12,818
     Selling, General and
     Administrative .............   23,901     20,415           0       44,316
     Amortization of Acquisition
     Related Intangibles ........        0     18,249     (12,162)1      6,087
     Write-off of In-process
        Technology ..............        0        863      60,100 2     60,963
     Corporate Overhead
     Allocation ................         0        327        (327)3          0
                                  ---------  ---------   ---------   ----------
     Income/(Loss) from
     operations ................     8,019     (6,271)    (47,611)     (45,863)
Interest and other
income/(expense), net ..........       676     (1,483)    (11,528)4    (12,335)
                                  ---------  ---------   ---------   ----------
     Income/(Loss) before
     provision for (benefit from)
       income taxes.............     8,695     (7,754)    (59,139)     (58,198)
Income Tax Provision/(Benefit)..     3,246      2,025     (20,699)5    (15,428)
                                  ---------  ---------   ---------   ----------
Net Income (Loss) ..............    $5,449   ($9,779)    ($38,440)    ($42,770)
                                  =========  =========   =========   ==========

Net Income (Loss) per Common and
    Common Equivalent Share ....      $0.54        0            0       ($3.81)

Weighted Average Number of
Common and Common Equivalent
Shares Outstanding .............    10,013         0            0       11,216



Notes to Unaudited Pro Forma Statement of Operations
- ----------------------------------------------------

  1 Reflects the elimination of Spectra-Physics' amortization of acquisition related intangibles of $18,048 and reflects the increase in amortization expense of $5,886 relating to the Spectra-Physics' acquisition. The intangible asset has been recorded at its estimated fair market value and amortized using the Company's amortization method over 10 years, the current estimated useful life.

  2 Reflects the elimination of acquired in-process R&D costs written off at the date of acquisition.

  3 Reflects the elimination of Spectra-Physics' corporate overhead allocation of $327.

  4 Reflects the elimination of Spectra-Physics' interest expense of $302 and reflects the increase in interest expense of $11,830 relating to the debt incurred to finance the Spectra-Physics' acquisition. Interest expense was calculated using an assumed average interest rate of 9.4% per annum.

  5 Reflects the additional tax expense calculated using a combined federal and state income tax rate of 35%.



                            PSC Inc. and Subsidiaries
                and The Data Capture Group of Spectra-Physics AB
  Six Months Ended June 30, 1996 Pro Forma Consolidated Statement of Operations
               (Unaudited) - (in thousands, except per share data)
                                                       Pro Forma
                                                       Adjustments
                                                        for the
                                    Company   Spectra  Acquisition  Consolidated
                                    --------- -------- ----------   ----------
Net Sales ........................   $43,551  $60,953          0     $104,504
Cost of Sales ....................    25,831   33,451          0       59,282
                                    --------- -------- ----------   ----------
      Gross Profit ...............    17,720   27,502          0       45,222
Operating Expenses:
      Engineering, Research &
      Development ................     3,391    4,328          0        7,719
      Selling, General and
      Administrative .............    13,472   11,672          0       25,144
      Amortization of Acquisition
      Related Intangibles ........         0      315      2,335  1     2,650
      Write-off of In-process
      Technology .................         0      464          0          464
                                    --------- -------- ----------   ----------
      Income from operations .....       857   10,723    (2,335)        9,245
Interest and other
income/(expense), net ............       169       32    (5,962)  2    (5,761)
                                    --------- -------- ----------   ----------
      Income/(Loss) before
          provision for (benefit
          from) income taxes .....     1,026   10,755    (8,297)        3,484
Income Tax Provision (Benefit) ...       380    4,087    (3,153)  3     1,314
                                    --------- -------- ----------   ----------
Net Income .......................      $646   $6,668   ($5,144)       $2,170
                                    ========= ======== ==========   ==========

Net Income per Common and Common
      Equivalent Share ...........      0.06        0         0          0.19
Weighted Average Number of Common
      and Common Equivalent Shares
      Outstanding ................    10,412        0         0        11,440


Notes to Unaudited Pro Forma Statement of Operations
- ----------------------------------------------------

   1 Reflects the elimination of Spectra-Physics' amortization of acquisition related intangibles of $608 and reflects the increase in amortization expense of $2,943 relating to the Spectra-Physics' acquisition. The intangible asset has been recorded at its estimated fair market value and amortized using the Company's amortization method over 10 years, the current estimated useful life.

   2 Reflects the elimination of Spectra-Physics' interest income of $296 and reflects the increase in interest expense of $5,666 relating to the debt incurred to finance the Spectra-Physics' acquisition. Interest expense was calculated using an assumed average interest rate of 9.4% per annum.

   3 Reflects the additional tax expense calculated using a combined federal and state income tax rate of 38%.


                            PSC Inc. and Subsidiaries
                and The Data Capture Group of Spectra-Physics AB
               June 30, 1996 Pro Forma Consolidated Balance Sheet
               (Unaudited) - (in thousands, except per share data)

                                                                Pro Forma
                                                               Adjustments
                                                                 for the
                                       Company    Spectra       Acquisition   Consolidated
                                       -------    -------       -----------   ------------
ASSETS
CURRENT ASSETS
   Cash and short-term investments
   Accounts ........................  $  8,782   $       0       $  (5,010) 1  $    3,772
   Accounts receivable, net.........    15,213      15,781               0         30,994
   Inventories, net ................    12,320       8,672               0         20,992
   Prepaid expenses and other ......     2,633       1,879          (2,028) 1       2,484
                                     ---------- ------------      ----------     ----------
      TOTAL CURRENT ASSETS .........    38,948      26,332          (7,038)        58,242

PROPERTY, PLANT AND EQUIPMENT, net..    21,772      15,487               0         37,259

DEFERRED TAX ASSETS ................     1,410           0          21,035  8      22,445

INTANGIBLE AND OTHER ASSETS, net ...    10,888       2,850          58,859  2      72,597
                                    ---------- ------------       --------       ----------

TOTAL ASSETS ....................... $  73,018   $  44,669       $  72,856     $  190,543
                                    ========== ============      =========       ==========

LIABILITIES AND SHAREHOLDERS'
EQUITY

CURRENT LIABILITIES
   Current portion of long-term
   debt ........................... $   141    $      0         $   5,125  3   $    5,266
   Accounts payable ...............  10,478       5,831                 0          16,309
   Accrued expenses ...............   5,843       6,653             8,098  4       20,594
   Accrued payroll and commissions.     589           0                 0             589
   Accrued acquisition related
   restructuring costs ............     257           0                 0             257
                                    ---------- ------------        --------      ----------
      TOTAL CURRENT LIABILITIES ...  17,308      12,484            13,223          43,015


LONG-TERM DEBT ....................     454           0           122,375  3      122,829

OTHER LONG-TERM LIABILITIES .......     609       1,348                 0           1,957

SHAREHOLDERS' EQUITY
   Preferred shares, par value $.01       0           0                0                0
   Common shares, par value $.01 ..     100         188             (178)  5,6        110
   Additional paid-in capital .....  46,578      22,813          (15,823)  5,6     53,568
   Retained  earnings/(deficit)....   8,194       7,727          (46,632)  6,7    (30,711)
   Cumulative translation adjustment     12         109             (109)  6           12

   Less:  treasury stock ..........    (237)          0                0             (237)
                                    ---------- ------------      --------        ----------
      TOTAL SHAREHOLDERS' EQUITY ..  54,647      30,837          (62,742)          22,742
                                    ---------- ------------      --------        ----------

TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY ......................... $73,018    $44,669          $ 72,856       $  190,543

                                    ========== ============     ========        ==========

Notes to Unaudited Pro Forma Balance Sheet
- ------------------------------------------

  1 Reflects cash paid by the Company to fund a portion of the purchase price and acquisition related closing expenses.

  2 Reflects the excess of the purchase price paid over the fair market value of the assets acquired.

  3   Reflects the debt incurred to fund a portion of the purchase price.

  4 Reflects accrued expenses for liabilities and acquisition related closing expenses.

  5 Reflects the common shares issued to fund a portion of the purchase price, with a par value of $10 and paid-in capital of $6,990.

  6   Reflects the elimination of the shareholders' equity of Spectra-Physics.

  7 Reflects the write-off of the acquired in-process R&D of $60,100, net of the deferred tax asset of $21,035.

  8 Reflects the deferred tax asset required as a result of the write-off of the acquired in-process R&D costs, which was calculated using a combined federal and state income tax rate of 35%.